Summary Prospectus	January 28, 2014
RiverPark Structural Alpha Fund Retail Class Shares Institutional Class Shares Class C Shares* * Class C Shares are not currently being offered for sale to investors.
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http://www.riverparkfunds.com. You may also obtain this information at no cost by calling 1-888-564-4517 or by sending an e-mail request to riverparkfunds@seic.com. The Fund’s prospectus and statement of additional information, both dated January 28, 2014, are incorporated by reference into this Summary Prospectus.

Investment Objective
The RiverPark Structural Alpha Fund (“RiverPark Structural Alpha” or the “Fund”) seeks long-term capital appreciation while exposing investors to less risk than broad stock market indices.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Retail	Institutional	Class C

Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None

	Retail	Institutional	Class C
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.40%	1.40%	1.40%
Distribution and Service (12b-1) Fees	None	None	1.00%
Other Expenses1	1.17%	0.92%	0.92%
Total Annual Fund Operating Expenses	2.57%	2.32%	3.32%
Fee Waiver and/or Expense Reimbursement2	(0.57%)	(0.57%)	(0.57%)
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	2.00%	1.75%	2.75%

1
Other Expenses, which include administration, transfer agency, custodian, administrative servicing and shareholder servicing fees, are based on current estimated asset levels for the Retail Class Shares and Institutional Class Shares and do not correspond to the  expenses presented in the Fund’s financial highlights for the year ended September 30, 2013.   Other Expenses for the Class C Shares are based on the estimated Other Expenses of the Institutional Class Shares.   Other Expenses include a shareholder servicing fee of up to 0.25% for the Retail Class Shares and an administrative servicing fee of up to 0.15% for each of the classes to be used for non-distribution related services including providing shareholder accounting, client support and other services associated with maintaining shareholder accounts on various brokerage platforms.

2
RiverPark Advisors, LLC, the Fund’s investment adviser (the “Adviser”), has agreed contractually to waive its fees and to reimburse expenses of the Fund, including, for the Retail Class, expenses associated with the Fund’s Shareholder Servicing Agreement, to the extent necessary to ensure that operating expenses (excluding interest, brokerage commissions, dividends on short sales and interest expense on securities sold short, acquired fund, fees and expenses and extraordinary expenses) do not exceed, on an annual basis, 2.00% for the Retail Class Shares, 1.75% for the Institutional,  and 2.75% for the Class C Shares of the Fund’s average net assets.  The Fund does not intend to enter into short sales that will cause the Fund to incur dividend and interest expense related to such short sales.  This agreement is in effect until at least January 31, 2015 and, subject to annual approval by the Board of Trustees of RiverPark Funds Trust, this arrangement will remain in effect unless and until the Board of Trustees approves its modification or termination or the Adviser notifies the Funds at least 30 days prior to the annual approval of its determination not to continue the agreement.  This agreement may be terminated with 90 days notice by a majority of the independent members of the Board or a majority of the Fund’s outstanding shares.  The Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses absorbed, subject to certain limitations that: (1) the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement; and (2) the reimbursement may not be made if it would cause the annual expense limitation in effect at the time of the waiver to be exceeded.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The Year 1 calculations reflect the fee waiver currently in effect; however, subsequent years do not take into account any fee waivers. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Retail	$203	$745	$1,314	$2,863
Institutional	$178	$670	$1,189	$2,612
Class C	$278	$968	$1,682	$3,574

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the fiscal year ended September 30, 2013, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio (the Fund commenced operations on July 1, 2013).

Principal Investment Strategies

RiverPark Structural Alpha Fund seeks long-term capital appreciation while exposing investors to less risk than broad stock market indices by investing in a portfolio of options (the “Option Portfolio”) that RiverPark believes structurally will generate exposure to equity markets with less volatility.  The Option Portfolio is structured such that the Fund is willing to trade-off opportunities for above average gains in exchange for income that will provide a cushion, and therefore some downside protection, during market declines.  Income is generated through the writing or selling of options.  The Option Portfolio will primarily consist of both listed and over-the-counter option spreads and short option positions on broad market indices, both domestic and foreign, including the S&P 500, Russell 2000 and MSCI EAFE.  The Fund will generally maintain a short position on the S&P 500, or some other broad market index to provide partial protection during market declines.  The Fund intends to invest the majority of its assets in cash alternatives and/or in a diversified portfolio of mostly short-term fixed income securities which will be used as collateral for its Option Portfolio positions.  Philosophically, RiverPark believes that options on market indices are generally overpriced, and therefore, an investment approach that involves predominantly selling equity index options will structurally generate superior returns.  Because index options are used by large industry participants to insure their portfolios against losses, the Adviser believes that a risk premium is built into the price of options to compensate the seller for incurring risk.  Historically, since the inception of these instruments, the realized volatility of the underlying indices has been, on average, less than the implied volatilities suggested by the prices of index options.  Therefore, it is generally accepted, that index options are overpriced, and RiverPark believes they will continue to be, on average, overpriced in the future.  The selling of index call options limits returns.  RiverPark is willing to trade away some degree of potential upside in order to generate more stable returns, partially protect against downside risk and lessen portfolio volatility.  RiverPark believes preservation of capital is more important than the opportunity to realize outsized returns as a means to achieving the Fund’s objective.

RiverPark utilizes principally four basic investment strategies that when used in combination RiverPark believes will allow the Fund to achieve is investment objective.  Although each of the strategies can be analyzed independently, RiverPark believes it is important to manage the Fund as a portfolio of these different strategies.  Depending on market conditions, RiverPark will opportunistically overweight or underweight its allocation to any single investment strategy.  These decisions are based on managing the risk profile of the portfolio and bottom-up analysis of the pricing of various option strategies available in the marketplace and are not based on any opinions regarding the direction of markets.  RiverPark believes that by adhering to the Fund’s investment strategies it can achieve the Fund’s investment objective whether markets are generally rising or falling.

RiverPark’s principal investment strategies are first, to generate equity exposure through the use of long-dated call and put option spreads.  Option spreads are generally the purchase and sale of options with the same maturity date, but different strike prices.  At maturity, an index option has a value based on a contractual obligation that is equal to its intrinsic value.  These option spreads will, if held to maturity, contractually generate superior returns when compared to the underlying index in market environments where the returns on the index are less than the capped return.  Conversely, these positions will lag the underlying index, but will, if held to maturity, still generate positive returns, if the underlying return on the index is greater than the capped return.   It is the Fund’s intention to normally hold spread positions with different capped returns and maturities.  Secondly, the Fund will typically be short a basket of short-dated straddles and strangles on various market indices.  Short straddles and strangles are generally the sale of a put option and the sale of a call option with the same maturity date, and the same exercise price in the case of straddles, or different exercise prices, in the case of strangles.  This investment strategy involves the sale of index options that RiverPark believes are expensive and therefore should structurally contribute to the portfolio’s alpha.  This strategy, which is market neutral, is intended to generate income and should provide superior returns in relatively stable or range-bound markets.  The third investment strategy is a market short designed to reduce the portfolio’s exposure to market declines.  Finally, the Fund seeks to generate what it believes will be modest income by investing the majority of its assets in cash alternatives or what RiverPark believes constitutes a diversified basket of mostly short-term fixed-income instruments.  The Fund expects that the fixed-income instruments will be mostly U.S. Treasury Bills, overnight deposits at large commercial banks, commercial paper and investment grade securities with maturities of less than 3 years.  Other than government securities and the bank deposits, positions sizes are expected to be limited to less than 5% of the Fund’s assets.  This portfolio of fixed income instruments will provide the necessary collateral to support the Option Portfolio.

There is no assurance that the Fund will achieve its investment objective.

Principal Risks

The Fund is subject to a number of risks that may affect the value of its shares and cause you to lose money, including:

Equity Markets Risks.  The Fund invests primarily in securities with exposure to equity securities or indices comprised of equity securities.  Although investments in equity securities, such as stocks, historically have been a leading choice for long-term investors, the values of stocks rise and fall depending on many factors.  Market and economic factors may adversely affect securities markets generally, which could in turn adversely affect the value of the Fund’s investments, regardless of the performance or expected performance of the securities in which the Fund invests.

Options Risks.  The Fund may purchase or sell call and put options on securities, including stock indices (such as the S&P 500 Index) to seek capital growth, to generate income or for hedging purposes.  These options may be listed on domestic or foreign securities exchanges or traded in the over-the-counter market.  The Fund will expose investors to the risks inherent in investing with options.  These risks include, but are not limited to, volatile movements in the price of the underlying instrument and misjudgments as to the future prices of the options and/or the underlying instrument.  Increased option volatility can increase the loss associated with the Fund’s trading.  While volatility can be monitored and reacted to, there is no cost-effective means of hedging against market volatility.  An option on a security provides the purchaser, or “holder,” with the right, but not the obligation, to purchase, in the case of a “call” option, or sell, in the case of a “put” option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date.  The holder pays a non-refundable purchase price for the option, known as the “premium.”  The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although the entire amount may be lost.  Selling options creates additional risks.  The seller of a “naked” call option (or the seller of a put option who has a short position in the underlying instrument) is subject to the risk of a rise in the price in the underlying instrument above the strike price, which risk is reduced only by the premium received for selling the option.  In exchange for the proceeds received from selling the call option (in lieu of an outright short position), the option seller gives up (or will not participate in) all of the potential gain resulting from a decrease in the price of the underlying instrument below the strike price prior to expiration of the option.  The seller of a “naked” put option (or the seller of a call option who has a long position in the underlying instrument) is subject to the risk of a decline in price of the underlying instrument below the strike price, which risk is reduced only by the proceeds received from selling the option.  In exchange for the premium received for selling the put option (in lieu of an outright long position), the option seller gives up (or will not participate in) all of the potential gain resulting from an increase in the price of the underlying instrument above the strike price prior to the expiration of the option.  Due to the inherent leveraged nature of options, a relatively small adverse move in the price of the underlying instrument may result in immediate and substantial losses to the Fund.  The Fund may use over-the-counter options as part of its core strategy.  When options are purchased over-the-counter, the Fund will bear the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the option contract.  Such options may also be illiquid, and in such cases, the Fund may have difficulty closing out its positions.

The Fund may use over-the-counter options as part of its core strategy.  When options are purchased over-the-counter, the Fund will bear the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the option contract.  Such options may also be illiquid, and in such cases, the Fund may have difficulty closing out its positions.

An option position in an exchange-traded option may be closed out only on an exchange which provides a secondary market for an option of the same series.  Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option at any particular time.  Reasons for the potential absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume or (vi) one or more exchanges could, for economic or other reasons decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange which had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.  There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at a particular time, render certain of the facilities of any of the clearing corporations inadequate and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders.  However, the Options Clearing Corporation, based on forecasts provided by the U.S. exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonably anticipated volume.

The Fund may also invest in so-called “synthetic” options or other options and derivative instruments written by broker-dealers, including options on baskets of specified securities.  Synthetic options transactions involve the use of two financial instruments that, together, have the economic effect of an options transaction.  The risks of synthetic options are generally similar to the risks of actual options, with the addition of increased market risk, liquidity risk, counterparty credit risk, legal risk and operations risk.

Risks of Using Leverage.  The Fund may borrow money from a bank to meet redemptions or to meet short term cash needs.  The Fund may also borrow money to purchase securities, a practice which is commonly referred to as “leverage”.  Options are instruments that inherently utilize leverage as small amounts of option premiums can control much larger amounts of notional exposure.  The use of leverage involves special risks.  If the Fund’s assets decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.

Risks of Short Sales.  The Fund intends to maintain a short position on the overall market.  A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  If the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss.  The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction.  Therefore, short sales may be subject to greater risks than investments in long positions.  With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.  The Fund would also incur increased transaction costs associated with selling securities short.

Risks of Using Futures and Options on Futures on Stock Indices.  The Fund intends to use futures and may use options on futures.   The use of futures involves the risk that the futures contract may temporarily not correlate with the underlying index on which it is based.  Additionally, futures contracts are leveraged vehicles where limited amounts of capital can expose the Fund to significant exposure to changes in the underlying index.  Options on futures involve the risks associated with futures as well as the risks associated with using index options.  When options are purchased over-the-counter, the Fund will bear the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the option contract.  Such options may also be illiquid, and in such cases, the Fund may have difficulty closing out its positions.

Risks of Investing in Fixed Income Securities.  The Fund invests in fixed income securities.  Fixed income securities are subject to credit risk and market risk, including interest rate risk.  Credit risk is the risk of the issuer’s inability to meet its principal and interest payment obligations.  Market risk is the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity.  There is no limitation on the maturities of fixed income securities in which the Fund invests.  Securities having longer maturities generally involve greater risk of fluctuations in value resulting from changes in interest rates.  The Fund primarily has a short-term maturity strategy.

Interest Rate Risk.  The prices of securities in general and fixed-income securities in particular tend to be sensitive to interest rate fluctuations.  Unexpected fluctuations in interest rates can result in significant changes in the prices of fixed-income securities.  Given the current historically low interest rate environment, there is greater risk than normal of rising interest rates.  The Fund intends to maintain a short-term bias to its fixed-income investments, which should mitigate much of the risk associated with rising interest rates.

Credit Risk.  Debt portfolios are subject to credit risk.  Credit risk refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument.  Financial strength and solvency of an issuer are the primary factors influencing credit risk.  In addition, lack or inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk.  Credit risk may change over the life of an instrument, and debt obligations which are rated by rating agencies are often reviewed and may be subject to downgrade.

Below Investment Grade Securities Risks.  The Fund may invest in fixed-income instruments which are or are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody’s Investors Service, Inc. and Standard & Poor’s Corporation and accordingly involve great risk.  Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk to adverse conditions.  These securities offer higher returns than bonds with higher ratings as compensation for holding an obligation of an issuer perceived to be less creditworthy.  The market prices of such securities are also subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and asked prices of such securities may be greater than those prevailing in other securities markets.  Changes in economic conditions or developments regarding issuers of non-investment grade debt securities are more likely to cause price volatility and weaken the capacity of such issuers to make principal and interest payments than is the case for higher grade debt securities.  In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

Portfolio Turnover Risk.  The Fund may engage in short-term trading strategies and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action.  These policies, together with the ability of the Fund to effect short sales of securities and to engage in transactions in options, may have the effect of increasing the Fund’s annual rate of portfolio turnover.  A high portfolio turnover rate will result in greater brokerage commissions and transaction costs.  It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.

Stock Market Risk.  The Fund invests most or a substantial portion of its assets in securities based on an underlying equity index and is subject to stock market risk.  Market risk involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market.  In general, the value of the Fund will move in the same direction as the overall stock market in which the Fund invests, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions.

Management Risk.   Management risk means that the Adviser’s adherence to the Fund’s principal investment strategies and its other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals.

Foreign Market Risk.   The Fund may invest indirectly in foreign securities through investments with options based on underlying indices of foreign markets.  These investments involve certain risks not generally associated with investments in securities of U.S. issuers.  Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers.  Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets.  Foreign securities also involve such risks as currency fluctuation risk, delays in transaction settlements, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, and the difficulty of enforcing obligations in other countries.  With any investment in foreign securities, there exist certain economic, political and social risks, including the risk of adverse political developments, nationalization, confiscation without fair compensation and war.  Some investments by the Fund may be made in “emerging markets”.  Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.  These risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; lack of liquidity and greater price volatility due to the smaller size of the market for such securities and lower trading volume; political and social uncertainties; national policies that may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; greater risks of expropriation, confiscatory taxation and nationalization; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

Performance
Annual performance returns provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The performance information for periods prior to June 28, 2013 shown below is for the Fund’s predecessor partnership, Wavecrest Partners Fund I, L.P. The predecessor partnership was merged into and reorganized as the RiverPark Structural Alpha Fund, a series of RiverPark Funds Trust, as of June 28, 2013.  The merger and reorganization of the predecessor partnership into the Fund was for purposes entirely unrelated to the establishment of a performance record.  The Fund is managed by the same portfolio managers and in a manner that is in all material respects equivalent to the management of the predecessor partnership since its inception on September 26, 2008.  During its operating history, the predecessor partnership’s investment policies, objectives, guidelines and restrictions were in all material respects equivalent to the Fund’s.  The information for periods prior to June 28, 2013 shows how the predecessor partnership’s performance varied from year to year, and reflects the actual fees and expenses that were charged when the Fund was a partnership.  When the Fund was a partnership, it charged certain investors a 20% performance fee and charged it investors non-performance related expenses, including a management fee, in excess of 2% at annual rates.  The Fund does not charge a performance fee.  If the annual returns for the predecessor partnership were charged the same fees and expenses as the Fund, the annual returns for the predecessor partnership would have been higher.  From its inception on September 26, 2008 through June 28, 2013, the predecessor partnership, although not required to do so, would have complied with all restrictions of the Investment Company Act of 1940, as amended (the “1940 Act”), including Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and restrictions associated with the use of leverage. The following information shows how the predecessor partnership’s performance varied from year to year, and reflects the actual fees and expenses that were charged when the Fund was a partnership.  The information provides some indications of the risks of investing in the Fund.  The bar chart shows you how the performance for the predecessor partnership varied from year to year.  Comparison of performance to an appropriate index indicates how the predecessor partnership’s average annual returns compare with those of a broad measure of market performance.  The predecessor partnership’s past performance is not necessarily an indication of how RiverPark Structural Alpha Fund will perform in the future.  Past performance (before and after taxes) is no guarantee of future results.  The Fund’s performance information will be available by calling 888-564-4517 or by visiting the Fund’s website at www.riverparkfunds.com.

1	Prior to June 28, 2013, the Fund was a private partnership and had one class of shares.

During the period of time shown in the bar chart, the highest quarterly return was 10.58% for the quarter ended June 30, 2009 and the lowest quarterly return was (7.81%) for the quarter ended September 30, 2011.

The performance table below shows how the Fund’s average annual return for the calendar year ended December 31, 2013 and since inception of the Fund’s predecessor partnership (September 26, 2008) compared to that of the Fund’s benchmarks (the S&P 500 Total Return Index and the Morningstar Long/Short Equity Category (sourced from Morningstar Principia)):

Average Annual Total Returns	1 Year	5 Year	Since Inception (9/26/2008)
Institutional Class Shares (RSAIX)
Return Before Taxes	4.86%	9.30%	9.54%
Return After-Tax on Distributions*	N/A	N/A	N/A
Return After-Tax on Distributions and Sale of Fund Shares*	N/A	N/A	N/A
Retail Class Shares (RSAFX)
Return Before Taxes	4.76%	9.28%	9.52%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	10.76%
Morningstar Long/Short Equity Category (reflects no deduction for fees, expenses or taxes)	14.62%	5.51%	3.15%

*
Prior to June 28, 2013, the Fund was an unregistered partnership, did not qualify as a regulated investment company for federal income tax purposes and did not pay dividends and distributions.  As a result of the different tax treatment, the Fund is unable to show the after-tax returns for the predecessor partnership prior to June 28, 2013.

Updated performance information is available by calling the Fund, toll free, at 888-564-4517, or by visiting the Fund’s website at www.riverparkfunds.com.

Management

Investment Adviser
RiverPark Advisors, LLC serves as the Fund’s investment adviser.

Portfolio Managers

Mr. Justin Frankel is the co-portfolio manager of the Fund since its inception (including of its predecessor partnership since its inception on September 26, 2008).  Prior to joining RiverPark in June, 2013, Justin was a principal and co-founder of Wavecrest Asset Management, the adviser of the predecessor partnership.

Mr. Jeremy Berman is the co-portfolio manager of the Fund since its inception (including of its predecessor partnership since its inception on September 26, 2008).  Prior to joining RiverPark in June, 2013, Jeremy was a principal and co-founder of Wavecrest Asset Management, the adviser of the predecessor partnership.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day by written request by mail (RiverPark Structural Alpha Fund, P.O. Box 219008, Kansas City, MO 64121-9008), by wire transfer, by telephone at 888-564-4517, or through a financial intermediary.  The minimum initial investment in the Retail Fund is $1,000.  The minimum initial investment in the Institutional Class Shares (when offered for sale to investors) is $1 million.  Class C Shares will have a minimum initial investment of $1,000.  There is no minimum for subsequent investments if payment is mailed by check, otherwise the minimum is $100.

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your financial planner or visit your financial intermediary’s website for more information.

RPF-SM-008-0200